UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 18, 2004

HAIGHTS CROSS COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-109381	13-4087398

(Commission File Number)	(IRS Employer Identification No.)

10 New King Street, Suite 102 White Plains, New York	10604

(Address of Principal Executive Offices)	(Zip Code)

(914) 289-9400

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure.

     Haights Cross Communications, Inc.’s (the “Company”) designated representative will participate in the CSFB High Yield Conference on November 18, 2004 in New York, New York.

     Attached hereto as Exhibit 99.1 is the Company’s Investor Presentation.

ITEM 9.01 Financial Statements and Exhibits.

     (c) Exhibits. The following exhibit is being furnished herewith.

Exhibit No.	Description
99.1	Haights Cross Communications, Inc.’s Investor Presentation

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAIGHTS CROSS COMMUNICATIONS, INC.

Date: November 18, 2004

By:  /s/ Paul J. Crecca

Name:  Paul J. Crecca
Title:    Executive Vice President and Chief
             Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Haights Cross Communications, Inc.’s Investor Presentation